UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2016 (January 4, 2016)

Ally Financial Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-3754		38-0572512
(Commission File Number)		(IRS Employer Identification No.)

200 Renaissance center P.O.Box 200 Detroit, Michigan		48265-2000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 710-4623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 4, 2016, Ally Financial Inc. (“Ally”) issued a press release that is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Important Additional Information

Ally Financial Inc. (“Ally”) intends to file a proxy statement with the U.S. Securities and Exchange Commission (the "SEC") with respect to the 2016 Annual Meeting. ALLY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Ally, its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Ally stockholders in connection with the matters to be considered at Ally 's 2016 Annual Meeting. Information about Ally’s directors and executive officers is available in Ally’s proxy statement, dated April, 8, 2015, for its 2015 Annual Meeting, its Annual Report on from 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, its Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2015 filed on May 1, 2015, July 30, 2015 and October 29, 2015, respectively and its Current Reports on Form 8-K, which were filed with the SEC on July 22, 2015, June 15, 2015, March 20, 2015 and February 5, 2015. To the extent holdings of Ally’s securities by such directors or executive officers have changed since the amounts printed in the 2015 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Ally’s 2016 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Ally with the SEC free of charge at the SEC's website at www.sec.gov. Copies also will be available free of charge at Ally’s website at www.ally.com or by contacting Ally’s Investor Relations at 1-866-710-4623.

Forward-Looking Statements

In this communication and in comments by Ally Financial Inc. ("Ally") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "explore," "positions," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors, and Ally and Chrysler, and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc. (Registrant)

Date:	January 5, 2016	By:	/s/ David J. DeBrunner
			Name:	David J. DeBrunner
			Title:	Vice President, Chief Accounting
Officer and Controller

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 4, 2016